                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934

                                  June 18, 2003
                Date of Report (Date of earliest event reported)

                            ATMOS ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

       TEXAS AND VIRGINIA                  1-10042              75-1743247
-------------------------------      ------------------    ---------------------
 (State or Other Jurisdiction         (Commission File       (I.R.S. Employer
     of Incorporation or                  Number)           Identification No.)
        Organization)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS                                   75240
-------------------------------                              ----------------
(Address of Principal                                           (Zip Code)
 Executive Offices)

                                 (972) 934-9227
                              ---------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                              ---------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         On June 18, 2003, Atmos Energy Corporation ("Registrant") and Merrill Lynch, Pierce Fenner & Smith Incorporated, on behalf of the underwriters named in Schedule A of that certain Purchase Agreement (collectively the "Underwriters"), executed the Purchase Agreement in connection with the sale by Registrant to the Underwriters of a total of 4,000,000 shares of the Registrant's common stock, a copy of which is attached hereto as Exhibit 1.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.1    Purchase Agreement dated June 18, 2003

                  5.1    Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas

                  5.2    Opinion of Hunton & Williams, Richmond, Virginia

                  23.1 Consent of Gibson, Dunn & Crutcher LLP, Dallas, Texas (included in Exhibit 5.1)

                  23.2 Consent of Hunton & Williams, Richmond, Virginia (included in Exhibit 5.2)

                  99.1   News Release dated June 18, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ATMOS ENERGY CORPORATION
                                                         (Registrant)

DATE: June 23, 2003                               By: /s/ LOUIS P. GREGORY
                                                      -------------------------
                                                          Louis P. Gregory
                                                          Senior Vice President
                                                          and General Counsel

                                INDEX TO EXHIBITS

EX. NO.    DESCRIPTION
1.1        Purchase Agreement dated June 18, 2003

5.1        Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas

5.2        Opinion of Hunton & Williams, Richmond, Virginia

23.1       Consent of Gibson, Dunn & Crutcher LLP, Dallas, Texas (included in
           Exhibit 5.1)

23.2       Consent of Hunton & Williams, Richmond, Virginia (included in
           Exhibit 5.2)

99.1       News Release dated June 18, 2003